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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2004

                                 GFY FOODS, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                             Buffalo Grove, IL 60089
                             -----------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (847) 353-7554
                                 --------------
               Registrant's Telephone Number, Including Area Code

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Item 7.       Financial Statements and Exhibits.
              ----------------------------------

This current report on Form 8-K/A amends the Current Report on Form 8-K previously filed with the Commission on January 14, 2004, relating to the merger of GFY Foods, Inc. (the Registrant) with GFY, Inc.

The following documents are included as part of this report:

         (a)      Financial Statements of the business acquired (GFY, Inc.)

                  (i) The audited financial statements of GFY, Inc. as of December 31, 2003, and for the period from April 1, 2003 (inception) through December 31, 2003 are hereby included as part of this report as Exhibit 99.1.

         (b) The unaudited pro forma consolidated financial statements of the Registrant and GFY, Inc. are hereby included as part of this report. The unaudited pro forma consolidated financial statements are included as part of this report as Exhibit 99.2.

         (c)      Exhibits:

         Exhibit No.       Name of Exhibit
         -----------       ---------------
         99.1              Audited Financial Statements of GFY, Inc.
         99.2              Unaudited pro forma consolidated financial statements



                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004                                GFY Foods, Inc.

                                                     By:  /s/ Ed Schwalb
                                                          ---------------
                                                     Name:    Ed Schwalb
                                                     Title:   President